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                                                                      EXHIBIT 21

                                 SUBSIDIARIES OF
                               FLOWERS FOODS, INC.

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
NAME OF SUBSIDIARY                          JURISDICTION OF INCORPORATION OR ORGANIZATION
------------------                          ---------------------------------------------
Flowers Finance, LLC                                             Delaware

Flowers Bakeries Brands, Inc.                                    Delaware

Flowers Foods Bakeries Group, LLC                                Georgia

Flowers Baking Co. of Opelika, LLC                               Alabama

Flowers Baking Co. of Tuscaloosa, LLC                            Alabama

Bailey Street Bakery, LLC                                        Alabama

Flowers Baking Co. of Texarkana, LLC                             Arkansas

Flowers Baking Co. of Pine Bluff, LLC                            Arkansas

Shipley Baking Company, LLC                                      Arkansas

Flowers Baking Co. of Batesville, Inc.                           Arkansas

Flowers Baking Co. of Florida, LLC                               Florida

Flowers Baking Co. of Miami, LLC                                 Florida

Flowers Baking Co. of Jacksonville, LLC                          Florida

Flowers Baking Co. of Bradenton, LLC                             Florida

Flowers Baking Co. of Thomasville, LLC                           Georgia

Flowers Baking Co. of Villa Rica, LLC                            Georgia

Flowers Baking Co. of Tucker, LLC                                Georgia

Table Pride, LLC                                                 Georgia

Flowers Baking Co. of Lafayette, LLC                             Louisiana

Flowers Baking Co. of New Orleans, LLC                           Louisiana

Flowers Baking Co. of Baton Rouge, LLC                           Louisiana

Flowers Baking Co. of Jamestown, LLC                             North Carolina

Franklin Baking Company, LLC                                     North Carolina

Flowers Baking Co. of Memphis, LLC (Inactive)                    Tennessee

Flowers Baking Co. of Morristown, LLC                            Tennessee

Flowers Baking Co. of Nashville, LLC                             Tennessee

West Tennessee Baking Co., LLC (Inactive)                        Tennessee

Flowers Baking Co. of Houston, LLC                               Texas

Flowers Baking Co. of Texas, LLC                                 Texas

Flowers Baking Co. of Tyler, LLC                                 Texas

Flowers Baking Co. of San Antonio, LLC                           Texas

Flowers Baking Co. of El Paso, LLC                               Texas

El Paso Baking Company de Mexico, S.A. de C. V.                  Mexico

San Antonio Baking Co., LLC (Inactive)                           Texas

Austin Baking Co., LLC (Inactive)                                Texas

Corpus Christi Baking Co., LLC (Inactive)                        Texas

Flowers Baking Co. of Norfolk, LLC                               Virginia

Flowers Baking Co. of Lynchburg, LLC                             Virginia

Flowers Baking Co. of West Virginia, LLC                         West Virginia

The Donut House, LLC (Inactive)                                  West Virginia

Storck Baking Company, LLC (Inactive)                            West Virginia

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
Flowers Foods Specialty Group, LLC                               Georgia

Flowers Bakery of Atlanta, LLC                                   Georgia

Flowers Bakery of Suwanee, LLC                                   Georgia

Flowers Frozen Desserts, LLC (Inactive)                          Georgia

Flowers Frozen Desserts Sales Group, LLC (Inactive)              Georgia

Flowers Foil Company, LLC (Inactive)                             Georgia

Dan-co Bakery, LLC (Inactive)                                    Georgia

Flowers Frozen Distributors, LLC (Inactive)                      Georgia

Flowers Frozen Desserts of Pennsylvania, LLC (Inactive)          Georgia

Flowers Bakery of Crossville, LLC                                Tennessee

Flowers Bakery Distributors, Inc.                                Tennessee

Flowers Bakery of Cleveland, LLC                                 Tennessee

Flowers Bakery of London, LLC                                    Kentucky

Flowers Bakery of Montgomery, LLC                                Alabama

Flowers Bakery of Birmingham, LLC                                Alabama

Flowers Frozen Desserts of Pembroke, LLC (Inactive)              North Carolina

Flowers Frozen Desserts of Spartanburg, LLC (Inactive)           South Carolina

Flowers Baking Co. of Fountain Inn, LLC (Inactive)               South Carolina

Flowers Frozen Dessert Brands, Inc. (Inactive)                   South Carolina

Flowers Frozen Desserts of Stillwell, LLC (Inactive)             Oklahoma
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